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                                                                    EXHIBIT 99.1



                                      LEASE


         THIS LEASE, made and entered into this 17th day of December 1999 by and between Andy Charles Johnson, Raymond Perry Johnson, Tommy F. Griffin of Knox County Tennessee, hereinafter called Landlord, and Celerity Systems, Inc., a Delaware Corporation, hereinafter called Tenant.

         WITNESSETH, That Landlord, in consideration of the rents hereinafter reserved, and the covenants and agreements hereinafter expressed to be kept, performed and fulfilled by Tenant, does by these presents rent and lease unto Tenant, and Tenant does take for a period of three (3) years beginning on the 15th day of January 2000 and ending on the 14th day of January 2003, the following described premises, situated in Knox County, Tennessee, and particularly described as follows:

         Being approximately 7420 sq. ft. of office and warehouse space located in the building at 122 A and B Perimeter Park Drive in Knoxville, Tennessee as shown on the attached floor plan marked Exhibit A.

         TO HAVE AND TO HOLD said premises, with all rights, privileges and appurtenances thereto belonging, unto Tenant, for and during the term as hereinbefore provided, and Landlord covenants with Tenant to keep Tenant in quiet possession of said premises during the term of this lease, provided Tenant shall pay the rent and keep and perform the covenants and agreements as hereinafter provided.

         1. Tenant hereby covenants and agrees to pay rental at the annual rate of Sixty Thousand ($60,000.00) Dollars payable in equal month installments on the FIRST day of each and every month, in advance, without demand, at the office of Landlord or his designated agent. PENALTY CLAUSE: if the rental as set out above is not paid within ten days after the due date a late, charge equal to 5% of the monthly rent shall be assessed against the Tenant and shall be due and payable on demand.

         2. Tenant shall pay for janitorial service, water, gas, heat, electricity, air-conditioning and other utilities used on said premises unless otherwise expressly stated herein.

         3. Tenant further agrees that said premises shall be used for office and light assembly and for no other purpose.

         4. Neither this lease nor any interest therein, whether legal, or equitable, shall be mortgaged, pledged, hypothecated, assigned or transferred by Tenant, voluntarily or by operation of law, without the consent in writing of Landlord. Any assignment, receivership,


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bankruptcy or other such proceedings by or against Tenant whether voluntarily or involuntarily, shall at the option of the Landlord constitute a forfeiture of this lease, and no court or officer thereof shall have the right or power to transfer this lease, or any interest therein, without consent in writing of Landlord. Tenant agrees that he will not sublet said premises or any part thereof without the consent in writing of Landlord.

         5. Landlord agrees to keep in good repair the roof, gutters, downspouts, sidewalks and structural potions of the buildings, but nothing more. Structural defects resulting from Tenant use shall be repaired at Tenant's expense. Landlord assumes no responsibility to Tenant or third party in case of non-repair of said roof, gutters, downspouts, structural portions and sidewalks, or for any damage resulting from such non-repair, until Tenant has notified Landlord of such non-repair and until landlord has had a reasonable length of time thereafter in which to make repairs. All other repairs to lease premises including, but not limited to, plumbing, writing, heating and air-conditioning equipment*, light fixtures, light tube and bulb replacement, doors, windows, floor coverings, locks, key replacement and broken glass are to be at Tenant's expense. At the end of the term or upon forfeiture declared, Tenant agrees to deliver leased premises peaceably to Landlord in good order and condition as they now are, reasonable wear and tear or loss by fire (not the fault of Tenant, his agents or assigns) excepted. Tenant agrees upon termination of this lease by forfeiture or otherwise, to pay for all damages done to leased premises by Tenant, his agents, servants, or assigns, which have not been properly repaired, and further agrees to remove all rubbish and litter from the premises and to leave the floors in a clean condition. *See Paragraph 21.

         6. Tenant may not make decorations, alterations, additions and improvements on or to the leased premises without the consent in writing of the Landlord. All such decorations, alterations, additions and improvements made shall become and be the property of Landlord and shall remain and be surrendered with the premises as a part thereof upon the termination of this lease by forfeiture or otherwise. However, any trade fixtures placed on said premises by Tenant, not actually becoming a part of the realty, may be removed by the Tenant during the term of this lease or at the termination thereof, provided Tenant has fully complied with all the provisions of this lease and provided any damages resulting therefrom shall be repaired at the expense of Tenant.

         7. If at any time the leased premises, or the building of which the leased premises are a component part, should be damaged by fire or other major casualty not the fault of Tenant, and if the cost of repairing the damage should not exceed 25% of the value of the building, then the Landlord shall as soon as practicable repair the damage caused by said fire or other casualty. If however, the damage should exceed 25% of the value of the building, then Landlord shall have the option of either restoring said premises as set out above, or terminating this lease as of the date of fire or other casualty. If the damage should render the leased premises uninhabitable, the rental from the date of fire, or other major casualty, not the fault of Tenant, to the date of the completion of the restoration of the premises shall be abated, such abatement being proportionate to the loss of occupancy sustained. If the damage is so extensive as to amount practically to the total destruction of leased premises, either Tenant or Landlord shall


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have the right to cancel this lease by giving written notice within 90 days after the date of damage, and the rental shall be apportioned to the date of the damage.

         8. Tenant covenants and agrees that he will not do or permit to be done on leased premises anything that will increase the rate of fire insurance on the premises or contents. If because of any act or omission on the part of the Tenant the rate of fire insurance on said premises is increased, Tenant agrees to pay on demand such increase. Tenant covenants and agrees to comply with all laws, regulations and ordinances of the Federal, State and Municipal governments and their Departments applicable to the leased premises, and to comply with the requirements of the Board of Fire Underwriters.

         9. Tenant covenants and agrees to maintain the leased premises in a safe and non-negligent manner and agrees to keep the snow and ice off the sidewalk in front of the premises. Tenant covenants and agrees that he will indemnify and save harmless the Landlord and Landlord's agent from any and all fines, judgments, suits, claims, demands and actions of any kind against Landlord by reason of any breach, violation or nonperformance of any laws, regulations or ordinances by the Tenant. Tenant shall protect, indemnify and hold harmless the Landlord and Landlord's agent against all claims by third persons for injuries, whether to person or property, occurring on the leased premises. Tenant agrees to purchase and maintain insurance in a reputable company during the period of the lease providing protection to Landlord, Landlord's agents and Tenant in the amounts and against the liabilities as follows:

                   a. Public liability insurance with limits of not less than $1,000,000 for each occurrence. Combined Single Limit for bodily injury and property damage. Said insurance should also cover personal injury, products coverage, and the contractual liability of the Tenant under this section of the lease, and contain a 30 day notice of cancellation clause.

                   b. Plate glass insurance covering all plate glass in the premises in the amount of actual value of replacement.

                   c. The Landlord and Tenant agree to carry fire and extended coverage on their respective property and interest in the demised premises and mutually release each other from any claims for losses or damage which may be covered by the Standard Tennessee Form of Fire and Extended Coverage Insurance.

Original policies or certificate of insurance will be filed with the Agent for the Landlord, and ten days prior to expiration of policies, renewal certificates or binders will be delivered Landlord's Agent.

         10. Landlord reserves the right to control the size, character and location of any signs that Tenant may desire to place upon said premises, and may require Tenant to remove any sign which in the judgment of Landlord may be either objectionable or dangerous. Landlord, in person or by Agent, shall have the right at all reasonable times to enter the premises to inspect same or to make such repairs, additions or alterations as Landlord deems necessary for the


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preservation of said building or for safety, or to show the premises to prospective Tenants or purchasers.

         11. Tenant has examined the premises before signing this lease and is satisfied with the condition thereof, excepting only as may hereinafter be specifically provided. Tenants act of taking possession shall be conclusive evidence against Tenant that the premises were in good order and satisfactory condition when Tenant took possession thereunder. No promise of Landlord to alter, remodel, improve, repair, decorate or clean the premises or any part thereof and no representation respecting the condition of the premises or the building has been made by Landlord or his Agent or Tenant, except as the same is contained herein or made a part hereof.

         12. No waiver by Landlord at any time or any forfeiture for the breach of any covenant by Tenant shall impair the right of Landlord to rely upon such forfeiture for any subsequent breach, and acceptance by the Landlord of a potion of all of rent past due shall not constitute a waiver of the forfeiture or of the breach of any covenant or condition or of any damages due Landlord by Tenant. No waiver of any of the provisions of this lease shall be binding upon landlord unless in writing, signed by him or his authorized agent.

         13. In the event that Tenant shall not pay the rent within ten days after same becomes due, or shall violate or fail to perform any of the covenants, agreements, or conditions of this lease, or shall abandon the premises or leave them vacant, or discontinue using premises for purpose provided herein, the landlord shall have the right, at his option, immediately to terminate this lease as fully as though the term thereof had expired, by mailing a written notice addressed to Tenant at the premises, which shall be immediately binding upon Tenant; and Landlord, by himself or his Agents may re-enter said premises by summary proceedings, by force, or otherwise, take possession thereof, and remove all persons and property therefrom, and Tenant shall not thereby be released from the rent past due, or from the payment of damages for the breach of this lease by Tenant, which damages including reasonable attorney's fee, Landlord shall have the right to recover. If Landlord shall rightfully seek to obtain possession of leased premises, and shall be obstructed therein by Tenant, his agents or assigns, and suit shall result in which suit Landlord is successful, Tenant shall pay to the Landlord a reasonable attorney's fee and cost incurred by Landlord in prosecuting said suit. Landlord shall have a lien upon all fixtures and other property of Tenant found in said premises to secure the payment of rentals, damages, attorney's fees and costs due Landlord by Tenant.

         14. Should Tenant occupy said premises after the termination of this lease, such occupancy shall in no event constitute a renewal of this lease, but shall be a month to month agreement subject to and in accordance with the terms of this lease. During the month to month agreement, either party can cancel this agreement by giving the other party 30 days advance written notice from the date the rent is paid to.

         15. If the whole or any part of demised premises shall be taken or condemned by a competent authority for any public or quasi-public use or purpose, then, and in that event, the term of this lease shall cease and terminate from the date when the possession of the part so


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taken shall be required for such use or purpose, and without apportionment of the award. The current rental however, shall in any case be apportioned.

         16. If unsuccessful legal action is taken for any reason by Tenant against Landlord or Landlord's agent then Tenant shall pay all attorney fees and costs resulting therefrom.

         17. Whenever either party desires or is required to give any notice to the other party hereunder, such notice shall not be deemed to have been duly given unless in writing and forwarded by registered mail addressed as follows:

                   To the Landlord at (address) Tate and McCallie, Inc., Post Office Box 51608, Knoxville, Tennessee 37950.

                   To the Tenant at (address) Celerity Systems, Inc., 122 A Perimeter Park Drive, Knoxville, TN.

         18. The burden of any commercial lease rental tax which may be hereinafter lawfully imposed by government authority shall be borne by Tenant.

         19. Tenant agrees to pay annually its pro rata share of any increase in property taxes and fire insurance premium levied against the premises over and above the property taxes and insurance premiums paid for the year 2000. Tenant shall pay the pro rata share of any increase in taxes and fire insurance premiums within thirty (30) days after the Landlord has presented Tenant with evidence of payment of taxes and insurance premiums.

         20. The rear 3920 sq. ft. of warehouse space will be available not later than February 1, 2000. The second month's rental will be prorated according to the date Tenant occupies the rear warehouse space based on $1500.00 per month.

         21. Landlord will maintain the HVAC system for the first year of the lease except for normal monthly maintenance which shall be paid by Tenant. Starting the second year of the lease, Tenant's maximum cost for HVAC maintenance will be $500.00 per year not including normal monthly maintenance. Tenant must obtain Landlord's approval for all HVAC maintenance expenditures above $500.00 per year. Tenant will maintain the landscaping. Landlord will pay for major parking lot repairs.

         22. Tenant will pay landlord the first month's rental when this lease is signed. In addition, when the lease is signed, Tenant will pay Landlord a $20,000 non refundable security deposit which will be used as the last four month's of the original lease term. Landlord has the right to apply said sum towards any previous month's rent in the event of an earlier default by Tenant.

         23. Tenant has the option to renew this Lease for a three year period from January 15, 2003 thru January 14, 2006 under the same terms and conditions of the original lease except


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the rental will be $5,450 per month. Tenant must notify Landlord in writing by
July 15, 2002 of their desire to exercise said option.

         24. If Tenant exercises the first option, then Tenant has an additional three year option to renew from January 15, 2006 thru January 14, 2009 under the same terms and conditions of the original lease except the rental will be $5,940.50 per month. Tenant must notify Landlord in writing by July 15, 2004 of their desire to exercise said option.

                   It is agreed by all parties that the rents herein mentioned shall be paid through Tate and McCallie, Inc. or their assigns, who shall retain a 3% commission as their Agency fee on all rents accruing under this lease, including any extension thereof or the term of any option mentioned herein. It is understood that Tate and McCallie, Inc. is acting solely in the capacity of Agent for Landlord to whom Tenant must look as regards all covenants, agreements and warranties herein contained, and said Tate and McCallie, Inc. shall never be liable to Tenant as regards any matters which may arise by virtue of this lease.

         IN WITNESS WHEREOF, the parties have hereunto signed their names and affixed their seals the day and year first above written.

LANDLORDS                              TENANT:

/s/ Andy Charles Johnson               CELERITY SYSTEMS, INC.
------------------------
ANDY CHARLES JOHNSON

                                       BY:/s/ Kenneth D. Van Meter
/s/ Rayond Perry Johnson                  ------------------------
------------------------                  President/CEO
RAYMOND PERRY JOHNSON


/s/ Tommy F. Griffin
-----------------------
TOMMY F. GRIFFIN


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If for 3 years or more lease must be acknowledged and placed of record.

STATE OF TENNESSEE
COUNTY OF KNOX

         Personally appeared before me Raymond Johnson, Andy Johnson, Tommy Griffin, a Notary Public in and for said County the within named bargainor ______________________ with whom I am personally acquainted, and who acknowledged that _____________ he executed the within instrument for the purposes therein contained.

Witness by hand and official seal at office, this 20th day of December 1999. My commission expires 2-27-2002

                                  /s/ Terri Lynn Gingrich
                                  -----------------------
                                  Notary Public


STATE OF TENNESSEE
COUNTY OF KNOX

         Personally appeared before me Raymond Johnson, Andy Johnson, Tommy Griffin, a Notary Public in and for said County the within named bargainor _______________________ with whom I am personally acquainted, and who acknowledged that __________________ he executed the within instrument for the purposes therein contained.

Witness by hand and official seal at office, this 20th day of December 1999. My commission expires 2-27-2002


                                  /s/ Terri Lynn Gingrich
                                  -----------------------
                                  Notary Public


STATE OF
COUNTY OF

         On this the ____ day of ___________________19__, before me appeared ____________________to me personally known, who being by me duly sworn, did say that is the _______________________ President of the _________________________
and that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said acknowledged said ______________________________ instrument to be the free act and deed of said corporation.

Witness by hand and official seal at office, this ___ day of ______________19____.

My commission expires_____________________________________________Notary Public


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STATE OF TENNESSEE
COUNTY OF KNOX

         On this the 17th day of December 1999, before me appeared Kenneth D. Van Meher to me personally known, who being by me duly sworn, did say that is the President of the Celerity Systems, Inc. and that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said President acknowledged said instrument to be the free act and deed of said corporation.

Witness by hand and official seal at office, this 17th day of December 1999. My commission expires 3-27-02

                                  /s/ D Moseley
                                  --------------
                                  Notary Public


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